                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549


                                   FORM 8-K


                                CURRENT REPORT
                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported) December 19, 2001
                                                       -----------------


                       Commission File Number 000-23386
                                              ---------

                         CRYO-CELL INTERNATIONAL, INC.
                         -----------------------------
                (Name of Small Business Issuer in its charter)


         DELAWARE                                    22-3023093
         ---------------------                       ----------------------
         (State or other jurisdiction                (I.R.S. Employer
         of incorporation or                         Identification No.)
         organization)


            3165 McMullen Booth Road, Bldg. B, Clearwater, FL 33761
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              (Address of principal executive offices) (Zip Code)


                   Issuer's telephone number: (727) 450-8000
                                              --------------


             -----------------------------------------------------
         (Former name or former address, if changed since last report)
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Item 5.  Other Events

Effective December 19, 2001, Wanda D. Dearth has been terminated for cause as President and Chief Operating Officer of the Company. The Board of Directors has removed Ms. Dearth as a Director of the Company.

The Board of Directors of the Company accepted the resignation of Junior Winokur as a Director effective December 31, 2001.

Jill M. Taymans has been named Vice President, Finance. E. Thomas Deutsch, III has been named Vice President, Information Technology.
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                                  SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.




                                        CRYO-CELL INTERNATIONAL, INC.


Date:  December 19, 2001                   By: /s/  Daniel D. Richard
                                               ----------------------------
                                                Daniel D. Richard
                                                Chairman and Chief Executive
                                                Officer